合作协议书

       合作协议书      编号：20070710

  COOPERATION AGREEMENT    NO: 20070710

甲方：官海玲

PARTY A: Hailing Guan

身份证号：441202197409095024

ID NO.: 441202197409095024

乙方：徐永平

PARTY B: Yongping Xu

身份证号：32108119741010241X

ID NO.: 32108119741010241X

甲乙双方本着相互信任、精诚团结、优势互补和共同发展的原则，就合作经营项目的运作方式达成一致意见，签订本协议书。

BASED ON MUTUAL TRUST, SOLIDARITY, COMPLEMENTARITY AND WIN-WIN DEVELOPMENT, PARTY A AND PARTY B SIGN THIS AGREEMENT.

总    则

GENERAL PROVISIONS

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为适应行业发展需要和满足高端市场需求，决定用创新的商业模式形成高端形象定位，甲乙双方决定成立合资企业，暂定名为“深圳市鑫奇奥柏查美容美发有限公司”（以下简称新公司），在条件成熟时引入新业务模式运作。

NO.1 IN ORDER TO ADAPT THE NEEDS OF THE DEVELOPMENT OF THE INDUSTRY AND THE UPPER-CLASS MARKET, PARTY A AND PARTY B DECIDED TO SET UP A JOINT VENTURE, TENATIVELY NAMED “SHENZHEN NEW CLAOPATRA SALON AND SPA LTD.”, TARGETING ON UPPER-CLASS IMAGE WITH INNOVATION AND WILL INTRODUCE NEW BUSINESS MODE WHEN PROPERLY NEEDED.

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CHAPTER ONE COOPERATION MODE AND CONTENTS

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合作方式和内容：

NO. 2 COOPERATION MODE AND CONTENTS

2.1  营业执照批准之日新公司正式成立时，为给新商业模式留有一段策划和试验的时间，双方同意前期将新公司先租赁给乙方单独经营，在此期间乙方自行决定业务的运作方式和内容，待双方将新商业模式策划和试验成熟后，新公司收回经营权，将新公司按新业务模式运作。

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2.1 IN ORDER TO LEAVE SOME TIME FOR THE PLANNING AND TESTING OF THE NEW BUSINESS MODE DURING THE TIME OF APPLYING FOR BUSINESS LICENSE AND THE ESTABLIMENT OF THE COMPANY, BOTH PARTIES AGREE THAT PARTY B RUNS THE NEW COMPANY SEPARATELY, DURING WHICH PARTY B SELF DECIDES THE DIRECTION AND CONTENT OF BUSINESS OPERATION, AND THE NEW COMPANY WILL BE RAN UNDER THE NEW BUSINESS MODE WHEN THE PLANNING AND TESTING ARE MATURE.

  租赁期为营业执照批准之日到2008年12月31日止，在此期间新公司将实行所有权和经营权分离，将新公司经营权和全部法人财产租赁给乙方，乙方独立财务核算，自负盈亏，乙方用其已投入新公司的全部资产作为租赁责任的担保；

LEASE FOR THE BUSINESS STARTS FROM THE APPROVAL OF THE BUSINESS LICENSE TO DECEMBER 31, 2008, DURING WHICH THE NEW COMPANY WILL IMPLEMENT THE SEPARATION OF OWNERSHIP AND MANAGENT RIGHTS. THE NEW COMPANY WILL LEASE ITS MANAGEMENT RIGHTS AND ALL ITS ASSETS TO PARTY B, PARTY B DOES FINANCIAL ACCOUNTING INDEPENDENTLY, SELF FINANCIES. PARTY B TAKES ALL ITS ASSETS IN THE NEW COMPANY AS A GUARANTEE OF LEASE OBLIGATIONS.

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2.2   乙方缴纳月租金40万元人民币，租赁期满后双方进行结算,由此所产生的税费由乙方承担；

2.2 PARTY B SHALL PAY FOR THE MONTHLY RENT OF 400.000 YUAN(RMB), THE TWO PARTIES WILL SETTLE AT THE TIME OF THE EXPIRY OF THE LEASE, AND THE GENERATED TAX BORNE BY PARTY B.

2.3   2009年1月1日起新公司经营权和财产由乙方归还新公司，

在乙方归还经营权和财产时双方可以参照乙方租赁经营新公司过程中独立核算形成的期末帐面余额，通过友好协商，以本协议附件形式确定合适的项目和金额调整计入新公司帐目，乙方应保证调整后新公司净资产不能低于新公司实收资本；

2.3 PARTY B SHALL RETURN THE MANAGEMENT RIGHTS AND PROPERTY OF THE NEW COMPANY TO THE NEW COMPANY NO LATE THAN JANUARY 1, 2009. DURING THIS TIME, BOTH PARTIES CAN REFER TO THE BALANCE DURING THE INDEPENDENT OPERATION OF PARTY B AND SET APPROPRIATE PROJECTS AND AMOUNT ADJUSTMENT TO NEW COMPANY ACCOUNTS IN ATTACHMENT UNDER MUTUAL FRIENDLY CONSULATIONS, PARTY B SHALL ENSURE THAT AFTER THE ADJUSTMENT THE NET ASSETS OF THE NEW COMPANY CAN NOT BE LESS THAN THE REAL

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CAPITAL.

2.4租赁期满时乙方同意在其租赁经营新公司过程中形成的客户资源全部无偿归新公司所有；

2.4 PARTY B AGREES TO RETURN ALL ITS CUSTOMER RESOURCES FORMED DURING ITS OPERATION TO THE NEW COMPANY BY ALL FREE OF CHARGE AT THE TIME OF THE EXPIRATION OF THE RELEASE.

2.5 如果租赁期满后若新公司出现属于租赁期内的未公开反映的或有债务等责任全部由乙方独自承担无限责任。若由此给新公司带来的损失的，新公司有权向乙方追偿。

2.5 IF IMFORMATION OR DEBTS UNREFLECTED PUBLICALLY FOUNDED AFTER THE EXPIRATION OF THE LEASE, PARTY B SHALL SHOULDER THE UNLIMITED RESPONSIBITY, AND THE NEW COMPANY HAS THE RIGHT TO REFER TO PARTY B IF ALL THESE CAUSE LOSS OF THE NEW COMPANY.

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CHARPTER TWO OBLIGATIONS

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甲乙方应遵守国家相关法律法规，如有擅自违法行为而使新公司造成经济损失的，将追究其个人责任。

NO.3  PARTY A AND PARTY B SHALL COMPLY WITH RELEVANT LAWS AND REGULATIONS OF THE COUNTRY, AND

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PERSONAL RESPONSIBILITY WILL BE HELD IF THERE IS ANY VIOLATIONS AND CAUSE ECONOMIC LOSSES TO THE NEW COMPANY.

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在租赁期满经营权归还新公司后，如新公司运营过程中出现暂时性流动资金短缺，双方都有为新公司融资的义务。

    NO.4 AFTER THE RETURN OF THE MANAGEMENT RIGHTS TO THE NEW COMPANY, IS THERE IS TEMPORARY LACK OF CASH FLOW, BOTH PARTIES HAVE THE OBLIGATION TO FINANCE TO THE NEW COMPANY.

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甲乙方应充分尊重、相互信任。

    NO.5  BOTH PARTIES SHALL HAVE MUTUAL RESPECT AND TRUST.

??? 违约责任

CHARPTER THREE BREACH OF AGREEMENT

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任何一方不得单方面中止协议的履行，否则即视为违约并承担给守约方带来的损失。

NO 6 NEITHER PARTY SHALL TERMINATE THE IMPLIMENTATION OF THE AGREEMENT，OR WILL BE TAKEN AS BREACH OF THE AGREEMENT AND SHOULDER THE RESPONSIBILITY FOR THE LOSSES CAUSED TO THE OTHER PARTY。

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第七条 本协议生效后，甲乙方均须严格遵守履行，任何一方因违反本协议的约定或其他法律法规而给另一方造成损失时，责任方需全额赔偿损失。

NO 7 AFTER ENTRY INTO FORCES，BOTH PARTIES SHALL OBSERVE THE AGREEMENT STRICTLY，EITHER PARTY WHO VIOLATES THE TERM（S） OF THIS AGREEMENT OR OTHER LAWS OR REGULATIONS AND CAUSES LOSS（ES） TO THER OTHER PARTY SHALL MAKE FULL COMPENSATION。

第四章  协议的变更、终止、生效和解除

CHARPTER FOUR CHANGE，TERMINATION，EFFECT AND CANCEL OF THE AGREEMENT

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 在本协议签字生效后，如有需要经甲乙双方协商一致，可另行签订补充协议或以涉及本协议事宜的新公司股东会决议形式对本协议进行补充或对本协议部分条款进行修改。所签订的补充协议或涉及本协议事宜的新公司股东会决议作为本协议附件与本协议具有同等法律效力。

NO 8 AFTER ENTRY INTO FORCES, SUPPERMENTAL AGREEMENT OR SUPPLEMENTAL TERMS OR CHANGES OF THIS AGREEMENT FORED BY THE NEW COMPANY SHAREHOLERS RESOLUTION CAN BE MADE UNDER CONSENT OF BOTH PARTIES, AND THE SUPPLEMENTAL AGREEMENT OR TERMS HAVE THE SAME LEGAL

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EFFECT OF THIS AGREEMENT.

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如遇不可抗力致使协议无法继续履行或经双方协商一致后同意提前终止时，本协议可终止履行。任何一方确需终止本协议的履行时，必须提前三个月告知对方。

N0 9 THE AGREEMENT CAN BE TERMINATED IF MET WITH UNAVOIDBLE FORCES OR WITH THE CONSENT OF BOTH PARTIES. EITHER PARTY WHO WANTS TO TERMINATE THE AGREEMENT SHALL INFORM THE OTHER PARTY THREE MONTHS AHEAD.

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如甲乙双方就协议本身或履约行为发生争议，可协商解决。协商不成时，可直接向协议签约地有管辖权的人民法院起诉。

NO 10 ANY CONFLICT CAUSED BY THE AGREEMENT CAN BE SOLVED BY MUTUAL COMMUNICATION OF BOTH PARTIES, IF NOT, CAN SUE TO PEOPLE’S COURT WHO HAS THE AUTHORITY DIRECTLY.

第十一条 甲乙双方签字后本协议即生效。

NO 11 THIS AGREEMENT ENTERS INTO FORCES UPON SIGNATURES OF BOTH PARTIES.

第十二条 本协议一式二份，甲乙方各执一份。

NO 12 THIS AGREEMENT MADE IN DUPLICATE, EACH PARTY HOLDS ONE.

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甲方：官海玲                     乙方：徐永平

PARTY A: Hailing Guan

PARTY B: Yongping Xu

日期：                           日期：

DATE:                            DATE:

签约地点：

ADDRESS:

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